Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

dated as of
February 28, 2011

among

TROPICANA ENTERTAINMENT INC.,

as the Borrower

THE LENDERS PARTY HERETO,

AND

ICAHN AGENCY SERVICES LLC,

as Administrative Agent and as Collateral Agent

AMENDMENT NO. 1 TO CREDIT AGREEMENT

dated as of February 28, 2011

Reference is made to the Credit Agreement, dated as of December 29, 2009 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used but not defined herein having the meanings set forth therein), among TROPICANA ENTERTAINMENT INC., a Delaware corporation (the “Borrower”), the lenders party hereto from time to time (the “Lenders”), and ICAHN AGENCY SERVICES LLC, as Administrative Agent and as Collateral Agent.

PRELIMINARY STATEMENTS:

WHEREAS, the Borrower and the Required Lenders desire to amend certain provisions of the Credit Agreement as set forth below on and subject to the terms of this Amendment No. 1 to Credit Agreement (this “Amendment No. 1”).

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.   Amendment to Credit Agreement.

(a)   Amendment to Section 6.10.  Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

6.10.  Fixed Charge Coverage Ratio.  Permit the Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending on or prior to December 31, 2011 (other than the four consecutive fiscal quarter period ending December 31, 2010) to be less than 1.00 to 1.00 or permit the Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending after December 31, 2011 to be less than 2.00 to 1.00.

SECTION 2.   Condition to Effectiveness.  This Amendment No. 1 shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment No. 1 duly executed by (i) the Borrower and (ii) the Required Lenders.

SECTION 3.   Applicable Law.  THIS AMENDMENT NO. 1 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 4.   Counterparts.  This Amendment No. 1 may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 2 hereof.  Delivery of an executed signature page to this Amendment No. 1 by facsimile or .pdf transmission shall be as effective as delivery of a manually signed counterpart of this Amendment No. 1.

SECTION 5.   Continuing Effectiveness.  Except as modified by this Amendment No. 1, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects and this Amendment No. 1 shall be a Loan Document for all purposes, and references in the Credit Agreement to “the date hereof” and “the date of this Agreement” and phrases of similar import, shall in all instances be references to, and continue to refer to, December 29, 2009, and not the date of this Amendment No. 1.

SECTION 6.   Entire Agreement.  This Amendment No. 1 and the Credit Agreement constitute the entire contract between the parties relative to the subject matter hereof.  Any other previous agreement among the parties with respect to the subject matter hereof is superseded by this Amendment No. 1 and the Credit Agreement.

SECTION 7.   WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT NO. 1.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT NO. 1 BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 8.   Headings.  Section headings used herein are for convenience of reference only, are not part of this Amendment No. 1 and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment No. 1.

SECTION 9.   Successors and Assigns.  Whenever in this Amendment No. 1 any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrower, the Administrative Agent, the Collateral Agent or the Lenders that are contained in this Amendment No. 1 shall bind and inure to the benefit of their respective successors and assigns.  The Borrower shall not assign or delegate any of its rights or duties hereunder without the prior written consent of the Administrative Agent and each Lender, and any attempted assignment without such consent shall be null and void.

[signature pages follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their officers thereunto duly authorized as of the date first above written.

THE BORROWER:	TROPICANA ENTERTAINMENT INC.

	By:	/s/ Lance J. Millage
Name: Lance J. Millage
Title: CFO

[Signature Page to Amendment No. 1]

AGENTS AND
REQUIRED LENDERS:	ICAHN AGENCY SERVICES LLC,
as Administrative Agent and as Collateral Agent

	By:	/s/ Keith Cozza
		Name:	Keith Cozza
		Title:	Treasurer

[Signature Page to Amendment No. 1]

ICAHN PARTNERS LP,
as a Lender

By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	CCO

[Signature Page to Amendment No. 1]

ICAHN PARTNERS MASTER FUND LP,
as a Lender

By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	CCO

[Signature Page to Amendment No. 1]

ICAHN PARTNERS MASTER FUND II L.P.,
as a Lender

By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	CCO

[Signature Page to Amendment No. 1]

ICAHN PARTNERS MASTER FUND III L.P.,
as a Lender

By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	CCO

[Signature Page to Amendment No. 1]

PAR Investment Partners, L.P.,
as a Lender

By: PAR Group, L.P., as general partner
By: PAR Capital Management, Inc., as general partner

By:	/s/ Steven M. Smith
	Name:	Steven M. Smith
	Title:	Chief Operating Officer

[Signature Page to Amendment No. 1]

Restoration Holdings Ltd., as a Lender

By:	/s/ Michael Ring
	Name:	Michael Ring
	Title:	Treasurer

[Signature Page to Amendment No. 1]

Restoration Special Opportunities Master Ltd., as a Lender

By:	/s/ Michael Ring
	Name:	Michael Ring
	Title:	Treasurer

[Signature Page to Amendment No. 1]

Schultze Master Fund, Ltd., as a Lender

By:	/s/ George J. Schultze
	Name:	George J. Schultze
	Title:	Director

[Signature Page to Amendment No. 1]

Schultze Apex Master Fund, Ltd., as a Lender

By:	/s/ George J. Schultze
	Name:	George J. Schultze
	Title:	Director

[Signature Page to Amendment No. 1]

Debello Investors LLC, as a Lender

By:	/s/ Jack Doyle
	Name:	Jack Doyle
	Title:	Vice President

[Signature Page to Amendment No. 1]

Wexford Spectrum Investors LLC, as a Lender

By:	/s/ Jack Doyle
	Name:	Jack Doyle
	Title:	Vice President

[Signature Page to Amendment No. 1]

Eaton Vance Institutional Senior Loan Fund,
By: Eaton Vance Management as investment advisor as a Lender

By:	/s/ Michael Kinahan
	Name:	Michael Kinahan
	Title:	Vice President

[Signature Page to Amendment No. 1]

Senior Debt Portfolio,
By: Boston Management and Research as investment advisor as a Lender

By:	/s/ Michael Kinahan
	Name:	Michael Kinahan
	Title:	Vice President

[Signature Page to Amendment No. 1]

Eaton Vance Floating-Rate Income Trust
BY: Eaton Vance Management as investment advisor as a Lender

By:	/s/ Michael Kinahan
	Name:	Michael Kinahan
	Title:	Vice President

[Signature Page to Amendment No. 1]

Eaton Vance Limited Duration Income Fund,
BY: Eaton Vance Management as investment advisor as a Lender

By:	/s/ Michael Kinahan
	Name:	Michael Kinahan
	Title:	Vice President

[Signature Page to Amendment No. 1]

Eaton Vance Senior Floating-Rate Trust,
BY: Eaton Vance Management as investment advisor as a Lender

By:	/s/ Michael Kinahan
	Name:	Michael Kinahan
	Title:	Vice President

[Signature Page to Amendment No. 1]

Eaton Vance Senior Income Trust,
BY: Eaton Vance Management as investment advisor as a Lender

By:	/s/ Michael Kinahan
	Name:	Michael Kinahan
	Title:	Vice President

[Signature Page to Amendment No. 1]

Eaton Vance VT Floating-Rate Income Fund,
BY: Eaton Vance Management as investment advisor as a Lender

By:	/s/ Michael Kinahan
	Name:	Michael Kinahan
	Title:	Vice President

[Signature Page to Amendment No. 1]

ARES IIIR/IVR CLO LTD., as a Lender

ARES IIIR/IVR CLO LTD.

By:	ARES CLO MANAGEMENT IIIR/IVR, L.P. ITS ASSET MANAGER

By:	ARES CLO GP IIIR/IVR, LLC, ITS GENERAL PARTNER

By:	/s/ Seth J. Brufsky
	Name:	Seth J. Brufsky
	Title:	Vice President

[Signature Page to Amendment No. 1]

ARES IIR CLO LTD., as a Lender

ARES IIR CLO LTD.

By:	ARES CLO MANAGEMENT IIR, L.P. ITS INVESTMENT MANAGER

By:	ARES CLO GP IIR, LLC, ITS GENERAL PARTNER

By:	/s/ Seth J. Brufsky
	Name:	Seth J. Brufsky
	Title:	Vice President

[Signature Page to Amendment No. 1]

ARES IX CLO LTD., as a Lender

ARES IX CLO LTD.

By:	ARES CLO MANAGEMENT IX, L.P. ITS INVESTMENT MANAGER

By:	ARES CLO GP IX, LLC, ITS GENERAL PARTNER

By:	/s/ Seth J. Brufsky
	Name:	Seth J. Brufsky
	Title:	Vice President

[Signature Page to Amendment No. 1]

ARES VIII CLO LTD., as a Lender

ARES VIII CLO LTD.

By:	ARES CLO MANAGEMENT VIII, L.P. ITS INVESTMENT MANAGER

By:	ARES CLO GP VIII, LLC, ITS GENERAL PARTNER

By:	/s/ Seth J. Brufsky
	Name:	Seth J. Brufsky
	Title:	Vice President

[Signature Page to Amendment No. 1]

ARES VIR CLO LTD., as a Lender

ARES VIR CLO LTD.

By:	ARES CLO MANAGEMENT VIR, L.P. ITS INVESTMENT MANAGER

By:	ARES CLO GP VIR, LLC, ITS GENERAL PARTNER

By:	/s/ Seth J. Brufsky
	Name:	Seth J. Brufsky
	Title:	Vice President

[Signature Page to Amendment No. 1]

ARES VR CLO LTD., as a Lender

ARES VR CLO LTD.

By:	ARES CLO MANAGEMENT VR, L.P. ITS INVESTMENT MANAGER

By:	ARES CLO GP VR, LLC, ITS GENERAL PARTNER

By:	/s/ Seth J. Brufsky
	Name:	Seth J. Brufsky
	Title:	Vice President

[Signature Page to Amendment No. 1]

ARES X CLO LTD., as a Lender

ARES X CLO LTD.

By:	ARES CLO MANAGEMENT X, L.P. ITS INVESTMENT MANAGER

By:	ARES CLO GP X, LLC, ITS GENERAL PARTNER

By:	/s/ Seth J. Brufsky
	Name:	Seth J. Brufsky
	Title:	Vice President

[Signature Page to Amendment No. 1]

ARES XI CLO LTD., as a Lender

ARES XI CLO LTD.

By:	ARES CLO MANAGEMENT XI, L.P. ITS INVESTMENT MANAGER

By:	ARES CLO GP XI, LLC, ITS GENERAL PARTNER

By:	/s/ Seth J. Brufsky
	Name:	Seth J. Brufsky
	Title:	Vice President

[Signature Page to Amendment No. 1]